Sub-Item 77 O

Transactions effected pursuant to Rule 10f-3

ALLEGIANT FUNDS: Allegiant Intermediate Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Staples Inc.
Trade Date: 1/13/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Mizuho Securities
Amount Purchased: $1,000,000
Purchase Price: $102.75
% of Issue:    .06%

ALLEGIANT FUNDS: Allegiant Intermediate Tax-Exempt Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: State of Ohio
Trade Date: 1/14/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker:  Wachovia
Amount Purchased:  $1,320,000
Purchase Price: $108.70
% of Issue:   .09   %

ALLEGIANT FUNDS: Allegiant Intermediate Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Metropolitan Edison
Trade Date: 1/14/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker:  Bank of America
Amount Purchased: 2,000,000
Purchase Price: $100.00
% of Issue:     .66%

ALLEGIANT FUNDS: Allegiant Intermediate Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Washington Post
Trade Date: 1/27/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker:  Citigroup Global Markets
Amount Purchased:  $2,000,000
Purchase Price: $ 99.61
% of Issue:   .50   %



ALLEGIANT FUNDS: Allegiant High Yield Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: NiSource Finance Corporation
Trade Date: 3/4/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: JP Morgan Chase
Amount Purchased: $987,950
Purchase Price: $98.79
% of Issue:     .16%

ALLEGIANT FUNDS: Allegiant Total Return Advantage Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: NiSource Finance Corporation
Trade Date: 3/4/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: JP Morgan Chase
Amount Purchased: $987,950
Purchase Price: $98.79
% of Issue:     .16%

ALLEGIANT FUNDS: Allegiant Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Sunoco, Inc
Trade Date: 4/2/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Bank of America
Amount Purchased: $$4,100,000
Purchase Price: $102.62
% of Issue:     .16%


ALLEGIANT FUNDS: Allegiant Intermediate Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Sunoco, Inc
Trade Date: 4/2/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Bank of America
Amount Purchased: $4,100,000
Purchase Price: $102.62
% of Issue:     .16%


ALLEGIANT FUNDS: Allegiant Total Return Advantage Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Sunoco, Inc
Trade Date: 4/2/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Dain Rauscher
Amount Purchased: $4,100,000
Purchase Price: $102.50
% of Issue:     .16%

ALLEGIANT FUNDS: Allegiant High Yield Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Sunoco, Inc
Trade Date: 4/2/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Dain Rauscher
Amount Purchased: $4,100,000
Purchase Price: $102.50
% of Issue:     .16%

ALLEGIANT FUNDS: Allegiant Intermediate Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: TJX Companies, Inc
Trade Date: 4/2/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Bank of America
Amount Purchased: $998,000
Purchase Price: $99.81
% of Issue:     .26%

ALLEGIANT FUNDS: Allegiant Pennsylvania Intermediate Municipal
Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Pennsylvania State University
Trade Date: 4/22/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Barclays
Amount Purchased: $582,440
Purchase Price: $116.48
% of Issue:     .41%

ALLEGIANT FUNDS: Allegiant Ohio Intermediate Tax Exempt Bond
Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Ohio State Turnpike
Trade Date: 5/5/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Morgan Stanley
Amount Purchased: $2,500,000
Purchase Price: $111.58
% of Issue:     1.8%


ALLEGIANT FUNDS: Allegiant High Yield Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Xerox
Trade Date: 5/6/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Bank of America
Amount Purchased: $1,000,000
Purchase Price: $99.98
% of Issue:     .13%

ALLEGIANT FUNDS: Allegiant Total Return Advantage Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: Xerox
Trade Date: 5/6/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: Bank of America
Amount Purchased: $1,000,000
Purchase Price: $99.98
% of Issue:     .13%

ALLEGIANT FUNDS: Allegiant Bond Fund

Pursuant to Rule 10f-3, the following constitutes the required report of securities that were purchased from syndicates in which an affiliated broker-dealer was a participant for the period December 1, 2008 through May 31, 2009 in accordance with the Trust's Rule 10f-3 Procedures.

ISSUER: EQT Corp
Trade Date: 5/12/09
Part of an issue registered under the 1933 Act that is being offered to the public
3 years operations: Yes
Selling Broker: JP Morgan Chase
Amount Purchased: $2,000,000
Purchase Price: $99.66
% of Issue:     .28%